Exhibit 99.1

Cautionary Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:This slide presentation and our accompanying oral remarks contain numerous “forward-looking statements” regarding, without limitation: our growth and acquisition expectations and strategies; the closing of our announced acquisitions, the success of our integration efforts, and the projected revenues and profitability of our acquisitions; our ongoing margin improvement efforts; dual demonstration program growth and program extensions; financial reconciliations under our various government contracts; the reimbursement of the ACA health insurer fee; our projected earnings for the second half of 2015; our longer-term financial objectives; expected rate changes; the continuation of our Puerto Rico contract; and various other matters. All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our annual report on Form 10-K, as well as the risk factors and cautionary statements in our quarterly reports and in our other reports and filings with the Securities and Exchange Commission and available for viewing on its website at www.sec.gov.Except to the extent otherwise required by federal securities laws, we do not undertake to address or update forward-looking statements in future filings or communications regarding our business or operating results.

© 2015 MOLINA HEALTHCARE, INC.

Investor day 2015B

Agenda

Approx. Time Topic Speaker

12:30pm-12:35pm Opening Remarks Juan José Orellana, SVP Investor Relations

12:35pm-1:20pm Business Overview J. Mario Molina, MD, Chief Executive Officer

1:20pm-1:35pm Operations Review Terry Bayer, Chief Operating Officer

1:35pm-1:55pm Q&A

1:55pm-2:15pm Break

2:15pm-2:45pm Accounting Review Joseph White, Chief Accounting Officer

2:45pm-3:30pm Acquisition and Margin Improvement Review John Molina, Chief Financial Officer

3:30pm-3:50pm Q&A

3:50pm End of Program

© 2015 MOLINA HEALTHCARE, INC.

Key investor inquiries

How will Molina continue to grow? What’s changing in our space? Why Providence Human Services? What else is expected in 2015?

What progress is being made in improving margins?

© 2015 MOLINA HEALTHCARE, INC.

J. Mario Molina M.D.

President & Chief Executive Officer

Our mission

To provide quality health care to people receiving government assistance

© 2015 MOLINA HEALTHCARE, INC.

Our footprint today

Health plan footprint includes 4 of 5 largest Medicaid markets

1. Total enrollment relates to effective membership as of June 30, 2015

© 2015 MOLINA HEALTHCARE, INC.

Puerto Rico

Molina Health plans Molina Medicaid Solutions Direct delivery

1

3.4M

Members

1% Duals

1% Medicare

8% Marketplace

USVI

11% ABD

14% Expansion

65% TANF & CHIP

Member Mix

Growth

While growth in the Medicaid program was significant between 2013-2015, steady organic growth is expected over the next five years.

85M 136kMedicaid/CHIP Growth Projections1

82.2M

80.8M 81.5M

80M 79.8M 53k

77.9M

76.3M 21k 66k

75M 135k

72.1M 64k

70M

65M

2013 2014 2015 2016 2017 2018 2019 2020

1. CMS, Office of the Actuary, National Health Expenditure Projections 2014—2024, Table 17 Health Insurance Enrollment and Enrollment Growth Rates https://www.cms.gov/Research-Statistics-Data-and-Systems/Statistics-Trends-and-Reports/NationalHealthExpendData/NationalHealthAccountsProjected.html

2. Enrollment as of June 30, 2015

© 2015 MOLINA HEALTHCARE, INC.

Year to Date Enrollment Growth

December31, 2014

2.6M

members

Investor Day 2015B (today)

3.4M2

members

Where will our growth come from?

Organic growth in existing markets and RFPs In-market acquisitions Marketplace Transition of members and benefits from FFS to managed care Capability-based provider acquisitions

© 2015 MOLINA HEALTHCARE, INC.

Continued organic growth in Medicare-Medicaid Plans (MMP)

Dual eligible markets

California Illinois USVI Michigan Ohio South Carolina2

Puerto Rico

Texas

Total

Enrollment

December August 2014 20151 11K 15K

5K 4K

- 8K

2K 10K

- <1K

- 15K

18K 53K

MMP Markets

1. CMS enrollment data as of August, 2015

2. Voluntary enrollment only as of August, 2015

© 2015 MOLINA HEALTHCARE, INC.

In-market health plan acquisitions

State: Illinois

Enrollment: 60,000

Annualized Revenue: $200M

State: Michigan

Enrollment: 85,000

Annualized Revenue: $270M

State: Florida

Enrollment: 62,000

Annualized Revenue: $200M

State: Florida

Enrollment: 25,000 Annualized Revenue: $80M

State: Florida

Enrollment: 90,000

Annualized Revenue: $250M

Generally asset purchases

Provide additional scale in existing areas

Increase access into new service areas

Accretive

Approximately $1.0B total annualized revenue

Note: Estimated revenue based on annualized Company estimates

© 2015 MOLINA HEALTHCARE, INC.

Marketplace

15M

Penalty for not having coverage in 2016 is 2.5% of yearly household income or $695 per adult (half for those under 18)

USVI

Puerto Rico

Marketplace operations

230K1

Molina Marketplace Enrollment

18K

2Q2014 Aug 2015

93% of Molina marketplace members receive government subsidies

1. Company’s approximate enrollment as of August, 2015

© 2015 MOLINA HEALTHCARE, INC.

Increasing complexity drives higher spend

Complex members continue to transition into managed care

Number of potential enrollees

$ $

Long Term Care

Dual Eligible $

Seniors & Persons $ with Disabilities

Medicaid Expansion

Temporary Assistance to Needy Families

© 2015 MOLINA HEALTHCARE, INC.

Fee for service remains significant

Managed care organizations and fee for service FY 2011

57M $404B

Fee-For-Service 15M 26% $307B 76%

Managed Care 42M 74%

$97B

24%

Medicaid Enrollment 2011

Medicaid Benefit Spending 2011

76%

of Medicaid spending remains in Fee-for-Service

Sources:

1. Medicaid and CHIP Payment and Access Commission; Report to the Congress on Medicaid and CHIP; June 2014

2. CMS Medicaid Managed Care Enrollment Report, Summary Statistics as of July 1, 2011; June 1, 2012

© 2015 MOLINA HEALTHCARE, INC.

Medicaid Long Term Services and Supports (LTSS)

LTSS is a significant portion of fee for service spend

6%

People with Serious Mental Illness

30%

People with Developmental Disabilities

3%

Other/Multiple Populations

61%

Older People & People with Physical Disabilities

Full Medicaid LTSS Spend in 2012: $140 Billion1

1. Truven Health Analytics. ‘Medicaid Expenditures for Long-Term Services and Supports in FFY 2012; published April 28, 2014.

© 2015 MOLINA HEALTHCARE, INC.

Home and Community Based Services

Behavioral and mental health services are significant drivers of cost

Medicaid HCBS Expenditures

FY 2010[1]



Prevocational services
Day habilitation
Education services
Day treatment/partial hospitalization
Adult day health
Adult day services
Community integration
Medical day care for children
Home-based habilitation
Home health aide
Personal care
Companion
Homemaker
Chores
Other²
14%
Day Services
15%
Home-Based
18%
Round-the-clock
46%
Mental Health
3%
Case Management
4%
Group living, mental health services
Round-the-clock services, unspecified
Group living, other
Shared living, other
In-home residential habilitation
In-home round-the-clock services, other
Group living, residential habilitation
Shared living, residential habilitation
In-home round-the-clock mental health services

Medicaid HCBS total spend in 2012: $69B

1. Mathematica Policy Research. 'The HCBS Taxonomy: A New Language for Classifying Home- and Community-Based Services', August 2013.
2. Other includes expenses related to goods and services, interpreters, housing consultation, and claims where the procedure code could not be interpreted.

16

© 2015 MOLINA HEALTHCARE, INC.

Molina – changes in spend

Select Categories 2012 vs. 20151

$500M $465M

2012

$400M 2015E

$335M $330M

$300M

$200M

$160M

$110M

$100M $80M

$0M

Specialty Rx Personal Attendant 2 Behavioral Health

Services

1. 2015 estimates are based on full year annualized results as extrapolated from the results through the first half of 2015

2. Excludes amounts paid by state Medicaid agencies on Molina’s behalf

© 2015 MOLINA HEALTHCARE, INC.

Capability-based provider acquisitions – changes in delivery

5

Increasing Role of Data & Technology

1

Importance of the Member

Vertical Integration

& Broader

4

Continuum of Care

Member Centric Approach

Increasing Role of Government as a Payor 2

Value-Based Reimbursement

3

© 2015 MOLINA HEALTHCARE, INC.

1 Importance of the Member

Member will pay a larger portion of medical costs through Member-Directed / High Deductible Health Plans and Health Insurance Exchanges, and will demand increased choice and access to care, more information regarding price, treatment options and information technology

2 Increasing Role of Government as a Payor

Medicare, Medicaid and Exchanges represent the fastest growth areas

3 Value-Based Reimbursement

Shifting from Fee-For-Service to risk-based capitation and bundled payments, increasing role of Accountable Care Organizations (ACOs)

4 Vertical Integration & Broader Continuum of Care

Ownership of provider/care delivery assets to better manage care and medical costs, and capture “care margin”

5 Increasing Role of Data & Technology

HCIT is critical to the measurement and management of medical cost and engagement with the patient

Capability-based provider acquisition – behavioral health

Providence Human Services1, a multi-state, behavioral/mental health and social services provider

Operations in 23 states + DC? Medicaid focus:

80% of revenue

Approximately 70% of all contracts are FFS

Diverse revenue base:

~100 contracts represent 70% of total revenue

More than 6,800 employees

Consideration ~ $200M2

1. The PHS transaction was announced on September 3, 2015 and is subject to regulatory approvals and the satisfaction of other closing conditions

2. Subject to customary working capital and adjustments

© 2015 MOLINA HEALTHCARE, INC.

Diagnoses of behavioral and mental health conditions are increasing

Mental and substance use disorders are expected to surpass all physical diseases as a major cause of worldwide disability by 2020

Prevalence of mental illness among the Medicaid population is twice that of the general population

2X-3X

Treatment of chronic physical health issues for patients with behavioral health needs is 2 to 3 times more expensive than patients with physical health only needs.

68% of adults with mental illness also have at least 1 chronic physical illness.

49% of Medicaid enrollees with disabilities have a psychiatric illness.

Source: Annals of Internal Medicine: Crowley RA, Kirschner N, for the Health and Public Policy Committee of the American College of Physicians. The Integration of Care for Mental Health, Substance Abuse, and Other Behavioral Health Conditions into Primary Care: Executive Summary of an American College of Physicians Position Paper. Ann Intern Med. 2015;163:298-299. doi:10.7326/M15-0510

© 2015 MOLINA HEALTHCARE, INC.

Molina members with complex conditions

Top diagnoses by segment by number of admits/cases trailing 12 months[1]

TANF Diagnoses	ABD Diagnoses	Dual Eligibles Diagnoses
Inpatient Services		
Delivery	Septicemia	Septicemia
Complications of delivery	Schizophrenic disorders	Care involving use of rehabilitation procedures
Other maternal complications	Affective psychoses	Schizophrenic disorders
Prolonged pregnancy	Other diseases of lung	Pneumonia
Affective psychoses	Chronic bronchitis	Diabetes
Outpatient Services		
Well Child care	Renal failure	Renal failure
Acute upper respiratory infection	Schizophrenic disorders	Schizophrenic disorders
Normal Pregnancy	Hypertension	Affective psychoses
Other maternal complications	Diabetes	Diabetes
General symptoms	Affective psychoses	Hypertension

1. Based on Company data ending June 30, 2015

21

© 2015 MOLINA HEALTHCARE, INC.

PHS – Adaptable contracting options

Different regulations/reimbursement policies dictate which services are offered in a particular geography

Medicaid Agency

Direct Behavioral Managed Care County Office or Behavioral Health Health Specialty Providers Local Organization Specialty Provider Provider

Indirect/Subcontracted Behavioral Health Specialty Provider

© 2015 MOLINA HEALTHCARE, INC.

What services does PHS provide?

More than 80% of revenues are related to services focused on Mental Health1

Other2 10%

Autism & Intellectual and Developmental Disabilities 9%

Child Welfare 11%

Mental Health Child 44%

Mental Health Adult 26%

1. Based on Net Adjusted Revenues through 2014

2. Other includes Educational, Probational, and Substance Abuse

© 2015 MOLINA HEALTHCARE, INC.

Autism spectrum disorders (ASD) and Medicaid

1 in 68

children has been diagnosed with ASD1

72% of Medicaid recipients with ASD had at least 1 additional diagnosis2

CMS advised ASD treatment is considered covered under EPSDT benefits, not just waiver based (2014)3

1. US Centers for Disease Control and Prevention. http://www.cdc.gov/ncbddd/autism/data.html

2. Milliman Medicaid Issues Briefing Paper . http://us.milliman.com/uploadedFiles/insight/2015/expansion-asd-treatment.pdf

3. Early and Periodic Screening, Diagnosis, and Treatment (EPSDT) program. CMS CMCS Information Bulletin, July 7, 2014. http://www.medicaid.gov/Federal-Policy-Guidance/Downloads/CIB-07-07-14.pdf

© 2015 MOLINA HEALTHCARE, INC.

Increasingly being included in new state RFPs and Federal Regulations.

2013 Virginia Medicaid

Puerto Rico? Care coordination

2015 Washington Foster Care

Care coordination

2015 Iowa Medicaid

2015 Wisconsin rate build

A growing need in Medicaid

The Medicaid program finances more than one-quarter of the nation’s spending for behavioral health care and it is, by far, the largest single source of funding for public mental health services.

Source: Kaiser Family Foundation. Integrating Physical and Behavioral Health Care: Promising Medicaid Models. Feb 2014.

© 2015 MOLINA HEALTHCARE, INC.

An essential benefit

The ACA specifically includes mental health and substance use disorder services as one of the ten categories of required “essential health benefits,” and the law requires parity between the mental and physical health benefits covered by health plans.

Source: Kaiser Family Foundation. Integrating Physical and Behavioral Health Care: Promising Medicaid Models. Feb 2014.

© 2015 MOLINA HEALTHCARE, INC.

Integration

Nationwide, many state agencies, health plans and providers are implementing PH/BH integration strategies in Medicaid.

© 2015 MOLINA HEALTHCARE, INC.

A strategic focus identifies greater needs

The strategic focus leading to Molina’s growth in ABD, Dual Eligible and Long Term Care members is contributing to a higher spend in behavioral/mental heath services.

© 2015 MOLINA HEALTHCARE, INC.

A new provider capability

PHS revenue is generated by 5,700 client-facing social workers, behavioral/mental health workers, case managers, licensed clinicians, psychologists, nurses and psychiatrists.

© 2015 MOLINA HEALTHCARE, INC.

Providence acquisition pro-forma footprint

Molina will have a presence in 28 states 2 Commonwealths + Washington D.C.

Please refer to the Company’s cautionary statement on page 2 of this presentation

Today

Molina Health plans

Molina Medicaid Solutions

Primary Care Direct delivery

Virgin Islands

Puerto Rico

1. Behavioral/Mental health and social services capabilities added through the acquisition of Providence Human Services (PHS) and Providence Community Services (PCS), with an anticipated closing in 4Q2015, pending regulatory approvals and the satisfaction of other closing conditions.

Post Close

Molina Health plans

Molina Medicaid Solutions

Providence Human Services1

Pimary Care Direct delivery

Virgin Islands

Puerto Rico

© 2015 MOLINA HEALTHCARE, INC.

One of a kind

Flexible health services portfolio (health plans, direct delivery, MMIS)

Focused on people receiving government assistance

Scalable administrative infrastructure

Consistent national brand

Seasoned management team

Unique culture

© 2015 MOLINA HEALTHCARE, INC.

2015B

Investor Day

Terry Bayer

Chief Operating Officer

September 17, 2015 / New York, New York

Medicare-Medicaid Plans (MMP)

Dual eligible markets

USVI

Puerto Rico

MMP Markets

Enrollment

December August

2014 20151

California 11K 15K

Illinois 5K 4K

Michigan — 8K

Ohio 2K 10K

South Carolina2 — <1K

Texas — 15K

Total 18K 53K

1. CMS enrollment data as of August, 2015

2. Voluntary enrollment only as of August, 2015

© 2015 MOLINA HEALTHCARE, INC.

Medicare – Dual Eligible Special Needs Plan

Our DSNP enrollment extends our dual eligible reach beyond just the Medicare Medicaid Plans

1

40K

members

USVI

Puerto Rico

Molina DSNP operations

1. CMS enrollment data as of August, 2015

© 2015 MOLINA HEALTHCARE, INC.

What’s new with the duals

All 6 Molina demos have gone live nationally

2 year extension

From CMS for existing dual demonstration programs. All 6 of Molina’s states submitted letters of intent before the September 1st deadline

CA, IL, OH extended until December 2019

MI, SC, TX extended until December 2020

Opportunities for continued growth

Age-ins

Part D re-assignees

Other passive enrollment opportunities at the state level

Retention

Reaching out to members that have opted out resulted in more than 2K members returning to Molina.

More than 7K dual members enrolled voluntarily, and have a 50% lower rate of disenrollment.

© 2015 MOLINA HEALTHCARE, INC.

Marketplace

15M

Penalty for not having coverage in 2016 is 2.5% of yearly household income or $695 per adult (half for those under 18)

Health Insurance Marketplace

1

230K

members

USVI

Puerto Rico

Marketplace operations

81% of our Marketplace revenue is in the form of subsidies

Nationally 84% of Marketplace enrollees receive the advanced premium tax credit subsidys2

75% of Molina

Marketplace membership are in a silver plan

93% of Molina marketplace members receive government subsidies

1. Company’s approximate enrollment as of August, 2015

2. CMS June 30, 2015 Effectuated Enrollment Snapshot, released September 8, 2015; https://www.cms.gov/Newsroom/MediaReleaseDatabase/Fact-sheets/2015-Fact-sheets-items/2015-09-08.html

© 2015 MOLINA HEALTHCARE, INC.

Marketplace – staying true to the strategy

Priority segment: 100%-250% FPL

Medicaid transitioners; parents of CHIP members; ex-Medicaid members; low-income uninsured

Heavily subsidized

Used to getting care from safety net providers

Require enhanced services

100%-250% FPL

Annual income levels for individuals $12K-$29K

250%-400% FPL

Annual income levels for individuals $29K-$47K

Ensuring continuity of care to those transitioning from Medicaid

© 2015 MOLINA HEALTHCARE, INC.

Marketplace – staying true to the strategy

Example: CA Minimum Wage

$9.00per hour

$18,720annualized

Premium assistance for marketplace is calculated based on the federal poverty scale. Individuals who earn <138% of the FPL qualify for Medicaid.

FEDERAL POVERTY LEVELS & INCOME1,2

Size of 133% 138% 150% 200% 250%

Household

1 $ 15,654 $ 16,243 $ 17,655 $ 23,540 $ 29,425

2 $ 21,187 $ 21,983 $ 23,895 $ 31,860 $ 39,825

3 $ 26,720 $ 27,724 $ 30,135 $ 40,180 $ 50,225

4 $ 32,253 $ 33,465 $ 36,375 $ 48,500 $ 60,625

5 $ 37,785 $ 39,206 $ 42,615 $ 56,820 $ 71,025

Hourly rate Hourly rate

$12.85 $14.49

Small hourly rate increases can affect Medicaid eligibility and marketplace subsidies

1. Office of the Assistant Secretary for Planning and Evaluation, http://aspe.hhs.gov/2015-poverty-guidelines

2. All dollar amounts are for the 48 contiguous states and DC

© 2015 MOLINA HEALTHCARE, INC.

Puerto Rico

Molina was awarded Medicaid contracts in two regions in late 2014

San Juan

Caguas

Ponce

Southwest

East

Commenced operations on April 1, 2015 361,000 members as of 2Q2015 Estimated annualized revenue of $750M

Commonwealth continues to pay us weekly and is current

© 2015 MOLINA HEALTHCARE, INC.

Q&A

2015B

Investor Day

Joseph White

Chief Accounting Officer

September 17, 2015 / New York, New York

2015 income statement (unaudited)

Please refer to the Company's cautionary statement on page 2 of this presentation

Dollars (in millions)

	YTD June 2015 Actual	FY 2015 Outlook[1]	Remaining Outlook[2]
Premium Revenue	$6.3B	$13.5B	$7.2B
Health Insurer Fee Revenue	$122M	$260M	$138M
Premium Tax Revenue	$190M	$400M	$210M
Service Revenue	$99M	$180M	$81M
Investment and Other Income	$10M	$17M	$7M
Total Revenue	**$6.7B**	**$14.3B**	**$7.6B**
Total Medical Care Cost	**$5.6B**	**$12.1B**	**$6.5B**
Medical Care Ratio[3]	*88.7%*	*89.5%*	*n/a*
Total Cost of Service Revenue	$69M	$145M	$76M
General & Administrative Expenses	**$0.5B**	**$1.1B**	**$0.6B**
G&A Ratio[4]	*8.1%*	*7.6%*	*n/a*
Premium Tax Expense	$190M	$400M	$210M
Health Insurer Fee Expense	$81M	$165M	$84M
Depreciation & Amortization	$50M	$105M	$55M
Interest & Other Expense	$30M	$60M	$30M
Income before Taxes	$168M	$300M	$132M
Net Income	**$67M**	**$132M**	**$65M**
EBITDA[5]	**$256M**	**$485M**	**$229M**
Effective Tax Rate	*60.1%*	*56.0%*	*n/a*
Net Income Per Diluted Share	**$1.29**	**$2.35**	**$1.06**
Adjusted Net Income Per Diluted Share[5]	**$1.57**	**$2.90**	**$1.33**

Amounts are estimates – actual results may differ materially. See our risk factors as discussed in our Form 10-K and other periodic filings

1. Reflects fiscal year 2015 outlook as provided on June 1, 2015
2. Remaining outlook is the result of FYI 2015 outlook less YTD June 2015 actual only
3. Medical Care Ratio represents medical care costs as a percent of premium revenue
4. G&A ratio computed as a percentage of total revenue
5. See reconciliation of unaudited non-GAAP financial measures

© 2015 MOLINA HEALTHCARE, INC.

42

Reconciliation of non-GAAP financial measures

EBITDA and adjusted net income

Please refer to the Company’s cautionary statement on page 2 of this presentation.

EBITDA YTD June 2015 FY 2015 Remaining

Actual Outlook1 Outlook2

Net income $67M $132M $65M

Adjustments:

Depreciation, and amortization of intangible assets and capitalized software $58M $125M $67M

Interest expense $30M $60M $30M

Income tax expense $101M $168M $67M

EBITDA $256M $485M $229M

Adjusted net income per diluted share YTD June 2015 FY 2015 Remaining

Actual Outlook Outlook

Net income per diluted share $1.29 $2.35 $1.06

Adjustments, net of tax:

Amortization of convertible senior notes and lease financing obligations $0.18 $0.35 $0.17

Amortization of intangible assets $0.10 $0.20 $0.10

Adjusted net income per diluted share $1.57 $2.90 $1.33

Amounts are estimates – actual results may differ materially. See our risk factors as discussed in our Form 10-K and other periodic filings

1. Reflects fiscal year 2015 outlook as provided on June 1, 2015

2. Remaining outlook is the result of FYI 2015 outlook less YTD June 2015 actual only

© 2015 MOLINA HEALTHCARE, INC.

Uncertainties relating to 2nd half earnings

Please refer to the Company’s cautionary statement on page 2 of this presentation

Issues State

MCR floor reconciliation CA, NM, WA

Cost plus reconciliation NM

Quality revenue TX

HIF reimbursement MI

PR / MI MMP/ TX MMP /

MCR

Acquisitions / FL Rates

© 2015 MOLINA HEALTHCARE, INC.

Profit restrictions are significant

85% of Premium revenue earned YTD 6/30/2015 is subject to profit restrictions

Marketplace, 6%

MMP, 7%

Medicaid Expansion, 17%

Medicare SNP, 4%

Medicaid no restrictions, 15%

Medicaid with restrictions, 51%

% of revenue subject to

profit restrictions:

Medicaid: 75%

Medicaid Expansion: 100%

MMP Duals: 100%

Marketplace: 100%

Medicare SNP: 100%

© 2015 MOLINA HEALTHCARE, INC.

Payables due to profit restrictions

Please refer to the Company's cautionary statement on page 2 of this presentation

	Dec-14	Jun-15
Medicaid Expansion:		
California	~$120M	~$130M
New Mexico	~$25M	~$50M
Washington	~$240M	~$270M
Others	-	~$15M
Medicaid Expansion Subtotal	~$385M	~$465M
Marketplace	-	~$40M
Others	~$15M	~$35M
Total	~$400M	~$540M

© 2015 MOLINA HEALTHCARE, INC.

46

Marketplace medical care ratio

How do we report a Marketplace MCR <80%

Six Months Ended June 30, 2015(1)

Premium Revenue Medical Care Costs

Member

Months(2) Total PMPM Total PMPM MCR(3) Medical Margin

TANF and CHIP 12,035 $ 2,141,316 $177.93 $ 1,960,315 $162.89 91.5% $ 181,001

Medicaid Expansion 2,661 1,089,339 409.29 867,229 325.84 79.6 222,110

ABD 2,120 1,993,366 940.23 1,809,613 853.56 90.8 183,753

Marketplace 1,371 354,725 258.66 245,682 179.15 69.3 109,043

Medicare 264 273,472 1,036.95 269,005 1,020.01 98.4 4,467

MMP 213 422,806 1,986.04 413,474 1,942.20 97.8 9,332

18,664 $ 6,275,024 $336.21 $ 5,565,318 $298.18 88.7% $ 709,706

(1) Six months ended June 30, 2014 data not presented due to lack of comparability.

(2) A member month is defined as the aggregate of each month’s ending membership for the period presented.

(3) “MCR” represents medical costs as a percentage of premium revenue.

Molina healthcare 10-Q June 30, 2015

© 2015 MOLINA HEALTHCARE, INC.

Different calculations of Marketplace MCR

MOLINA HEALTHCARE

MOH GAAP MCR

MOH 10K MCR

$$MCR = \frac{\text{Medical Care Cost}}{\text{Premium Revenue}}$$

Min MCR Calculation

Federal Register Vol 78 No. 47; Monday March 11, 2013, Part II, HHS Notice of Benefit and Payment Parameters for 2014, Page 15,505

$$MCR= [(i + q - s + n - r)/ \{(p + s - n + r) - t - f - (s - n + r)\}] + c$$

i = incurred claims
q = expenditures on quality improving activities
p = earned premiums
t = Federal and State taxes and assessments
f = licensing and regulatory fees, including transitional reinsurance contributions
s = issuer's transitional reinsurance receipts
n = issuer's risk corridors and risk adjustment related payments
r=issuer's risk corridors and risk adjustment related receipts
c = credibility adjustment, if any

© 2015 MOLINA HEALTHCARE, INC.

48

Marketplace example - GAAP vs. CMS minimum MCR

4% (1%) 0%

1%

16%

80%

60%

1. GAAP MCR 2. Risk Adjustment / 3. QI Expenses 4. Taxes and Fees 5. Prior Year Adjustments 6. Credibilty Adjustments CMS MLR

Corridor and MLR Rebate

© 2015 MOLINA HEALTHCARE, INC.

Admin ratio – market place and profit restriction impact

Impact of lost revenue from profit restrictions

Impact of Marketplace fees

G&A ratio net of profit restrictions & Marketplace fees

12.0%

10.0%

8.0%

6.0%

4.0%

2.0%

0.0%

10.1%

10.0%

7.9%

7.5%

8.1%

7.2%

FY2013 FY2014 YTD-2Q15

© 2015 MOLINA HEALTHCARE, INC.

Diluted Shares outstanding 2015 (unaudited)

Please refer to the Company’s cautionary statement on page 2 of this presentation

70M

62M1 62M1

1M 1M

60M 56M1

54M

50M 56M 56M

50M

40M

30M

20M

10M

5M 6M

M

Q1 Q2 Q3 Q4 FY15

Other

Shares Outstanding

Convertible Note Dilution

Totals may not add due to rounding

1. Q3, Q4 and FY 15 are estimates

© 2015 MOLINA HEALTHCARE, INC.

John C. Molina Chief Financial Officer

Acquisition strategy

How do the pieces fit together?

New Managed Care State	Existing Managed Care State	Provider / Capability
Rationale		
Diversification – revenue, risk, contracts	Fortify competitive position	Enhance provider alignment
Administrative cost leverage – long term	Administrative leverage – short term	Medical cost improvement – medium term

Criteria		
Competitive provider environment	Competitive provider environment	Increased member care oversite / management
Sizeable Medicaid population	Attractive price	Complementary to Molina care model
Favorable regulatory environment	Favorable regulatory environment	Difficult /expensive / timely to develop internally
		Valuable talent

© 2015 MOLINA HEALTHCARE, INC.

53

A closer look at our health plan acquisitions

Recent health plan M&A

Please refer to the Company's cautionary statement on page 2 of this presentation

Transaction	Status	Membership[1]	Annualized Revenue[1]
MyCare Chicago	Close pending	60,000	$200M
Integral Health Plan	Close pending	90,000	$250M
HealthPlus	Closed	85,000	$270M
Preferred Medical Plan	Closed	25,000	$80M
Subtotal		**260,000**	**$800M**

1. Membership and annualized revenue reflect estimates as of the transaction announcement date for transaction that are pending close. For closed transactions membership reflects actual members transferred to Molina and estimated revenues associated with those members.

54

© 2015 MOLINA HEALTHCARE, INC.

Florida Medicaid footprint expansion

Recent Florida acquisition summary1,2

Pensacola, Tampa & Sarasota service area served by

Integral Health Plan

December , 2015

90K members

Jacksonville service area served by

First Coast Advantage

December, 2014

62K members

Miami-Dade service area served by Molina and

Preferred Medical Plan

August, 2015

25K members

1. Transactions for Integral Health Plan & Preferred Medical have yet to close.

2. Enrollment numbers are estimates, based on the publically announced press release

© 2015 MOLINA HEALTHCARE, INC.

Capability-based provider acquisition – behavioral health

Providence Human Services1, a multi-state, behavioral/mental health and social services provider

Operations in 23 states + DC

Medicaid focus:

80% of revenue

Approximately 70% of all

contracts are FFS

Diverse revenue base:

~100 contracts represent 70%

of total revenue

More than 6,800 employees

Consideration ~ $200M2

1. The PHS transaction was announced on September 3, 2015 and is subject to regulatory approvals and the satisfaction of other closing conditions

2. Subject to customary working capital and adjustments

© 2015 MOLINA HEALTHCARE, INC.

Providence Human Services strategic rationale

Why Molina

Medicaid focus

Significantly advances our behavioral/mental health capabilities

Builds upon our direct delivery infrastructure

Creates market presence in new states relevant to these patients

Why PHS

Medicaid focus

A viable stand alone business that brings new capabilities and overall margin improvement to our health plans

Large behavioral/mental health provider with flexible model and adaptable services offering

Cross expansion opportunities to Molina geographies

Cultural fit, mission and philosophy

2016+ FORTIFY

Consistent with our long term objectives of improving the model of care, enhancing our systems and improving our margins.

© 2015 MOLINA HEALTHCARE, INC.

PHS – Adaptable contracting options

Different regulations/reimbursement policies dictate which services are offered in a particular geography

Medicaid Agency

Direct Behavioral

Managed Care County Office or Behavioral Health

Health Specialty

Providers Local Organization Specialty Provider

Provider

Indirect/Subcontracted Behavioral

Health Specialty Provider

© 2015 MOLINA HEALTHCARE, INC.

What services does PHS provide

More than 80% of revenues are related to services focused on Mental Health1

Mental Health

Other2 Child

10% 44%

Autism &

Intellectual and Mental Health

Developmental Adult

Disabilities 26%

9%

Child Welfare

11%

1. Based on Net Adjusted Revenues through 2014

2. Other includes Educational, Probational, and Substance Abuse

© 2015 MOLINA HEALTHCARE, INC.

PHS – net revenue breakdown by payor

Other1

7% Medicaid

Intermediaries

Medicaid (Government,

Direct State and

27% 35% US Agencies)

Medicaid

83% 21%

Insurance / HMO’s /

Other Health Plans Medicaid Intermediaries

10% (Cities and Local Boards)

1. Other includes Educational, Probational, Workforce Development and Substance Abuse

© 2015 MOLINA HEALTHCARE, INC.

2015 and beyond

2013 INCUBATE



- Acquire new business
- Design systems
- Test readiness
- Invest in infrastructure
- New business: SC, Duals, Marketplace, Medicaid Expansion, NM & FL re-procurements, WI Medicare

2014 TRANSITION & GROW



- Transition members into model of care
- Address pent-up demand
- Adjust premiums
- Process transition issues
- Begin leveraging infrastructure
- Invest to prepare for 2015 revenue

2015 DEVELOP & GROW



- Transition members into model of care
- Address pent-up demand
- Adjust premiums
- Improve systems
- Ensure equitable rates
- Leverage administrative costs

2016+ FORTIFY



- Improve model of care
- Enhance systems
- Improve margins

61

© 2015 MOLINA HEALTHCARE, INC.

2017 Financial objectives

Please refer to the Company’s cautionary statement on page 2 of this presentation

Revenue growth

~0.5%-1.5% decline in medical cost ratio ~0.5%—1.0% decline in G&A ratio Target: ~1.5%—2.0% after tax margin

How will we get there

Actuarially sound premium rates Manage inpatient costs Network alignment Retention of members

© 2015 MOLINA HEALTHCARE, INC.

Premium revenue

We expect 2016 premium revenue to be at least $1.0B higher than in 2015

Please refer to the Company’s cautionary statement on page 2 of this presentation

$14.6B

$13.5B

Full year 2015 Outlook December 2015 Run Rate1

Both numbers are Company estimates

1. Month of December 2015 Annualized

© 2015 MOLINA HEALTHCARE, INC.

High cost member intervention

A look at dual eligibles and ABDs

3%

30%

97%

70%

Members Medical Costs

3% of our dual eligible members and 3% of our ABD members account for 30% of our medical costs under each line of business.

© 2015 MOLINA HEALTHCARE, INC.

Admin ratio – market place and profit restriction impact

Please refer to the Company’s cautionary statement on page 2 of this presentation

12.0%

10.1%

10.0%

7.9% 8.1%

8.0%

6.0%

10.0%

4.0% 49%

7.5% 7.2%

2.0%

0.0%

FY2013 FY2014 YTD-2Q15

Admin ratio sensitivity

Every $1 billion of incremental revenue:

requires between $43 million and $50 million of new G&A spend

G&A ratio declines between 10 75% to 20 bps

40 bps decrease in G&A ratio increases after tax margins by 25 bps

Impact of Profit Restrictions on G&A Ratio

Impact of Marketplace Fees

G&A Ratio Net Profit Restrictions & Marketplace Fees

© 2015 MOLINA HEALTHCARE, INC.

Investment income

Interest rate sensitivity on investment income

Please refer to the Company’s cautionary statement on page 2 of this presentation

Investment Income EPS

$35M $ 2.65

$30M $ 2.60

$25M

$ 2.55

$20M

$ 2.50

$15M

$ 2.45

$10M

$5M $ 2.40

$0M $ 2.35

0.50% 0.75% 1.00% 1.25% 1.50%

Increase in Fed Funds Rate

Investment Income EPS

Each 25bp increase in rates results in $5M to $6M more of annualized investment income

© 2015 MOLINA HEALTHCARE, INC.

Effective tax rate

ETR sensitivity to pretax income1

Please refer to the Company’s cautionary statement on page 2 of this presentation

Growing pretax income mitigates the impact of non-deductible expenses, lowering the effective tax rate

100%

95%

90%

80%

70%

Tax Rate

60% 57%

50% 45%

40%

30%

$100M $200M $300M $400M $500M $600M $700M $800M

Pretax income

1. ETR includes estimated 2015 non deductible expenses

© 2015 MOLINA HEALTHCARE, INC.

After tax margin sensitivity

Each 25bps increase in after tax margin increases EPS by $0.65

Please refer to the Company’s cautionary statement on page 2 of this presentation

$10.00

$8.00

$6.00

$5.10

EPS

$4.00 EPS

$2.35

$2.00

$0.00

0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0%

After Tax Margin

Based on 2015 Outlook

© 2015 MOLINA HEALTHCARE, INC.

After tax margin

Historical and outlook

Please refer to the Company’s cautionary statement on page 2 of this presentation

2.0%

2.0%

1.8%

1.6% 1.5%

1.4%

1.2%

1.0%

1.0%

0.8%

0.8%

0.6%

0.6%

0.4%

0.2%

0.0%

2013 2014 June 30, 2015 YTD 2016 2017 Long Term

Outlook

© 2015 MOLINA HEALTHCARE, INC.

Rate changes revisited

Please refer to the Company's cautionary statement on page 2 of this presentation

State	Baseline Outlook[1]	
	Effective Date	Rate Change
California	Jul-15	+2%
Florida	Sep-15	+4%
Illinois	Jul-15	TBD
Michigan	Oct-15	TBD
New Mexico	Jan-15	+3%
Ohio	Jan-15	+1%
South Carolina	Jul-15	(3%)
Texas	Jul-15[3]/Sep-15	+3% /+2%
Utah	Jan-15[4]/Jul-15	+3% / TBD
Washington	Jan-15	+3%
Wisconsin	Jan-15	+0.5%

8% LTC

11% ABD

State	Medicaid Expansion	
	Effective Date	Rate Change
California	Jan-15[2]/Jul-15	(16%) / (12%)
Illinois	Jul-15	TBD
Michigan	Oct-15	TBD
New Mexico	Jan-15	+4%
Ohio	Jan-15	(3%)
Washington	Jan-15/Jul-15	(41%) / (8%)

Note:

1. Base business denotes rate change for TANF, CHIP, and ABD Estimate
2. CA fiscal year begins 7/1/15, but Expansion included a rate update 1/1/15
3. TX fiscal year begins 9/1/15, but includes rate update CFC (Community First Choice) on 6/1/15
4. UT fiscal year begins 7/1/15, but includes rate update on 1/1/15

© 2015 MOLINA HEALTHCARE, INC.

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Q&A